UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

POLARIS INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(Registrant’s telephone number, including area code) (763) 542-0500

Polaris Industries Inc.
(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02       Results of Operations and Financial Condition.
On January 28, 2020, Polaris Inc. (the “Company”) issued a press release announcing the Company’s fourth quarter and full year 2019 financial results for the reporting period ended December 31, 2019.  On January 28, 2020, the Company also hosted its quarterly earnings conference call, which was accessible to the public.  A replay of the conference call will be available by accessing the webcast link on the Company’s website at http://ir.polaris.com.
A copy of the Company’s press release is furnished as Exhibit 99.1 is attached to this Current Report on Form 8-K.
Item 9.01       Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release dated January 28, 2020 of Polaris Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date:	January 28, 2020

POLARIS INC.

/s/ Michael T. Speetzen
Michael T. Speetzen
Executive Vice President – Finance and
Chief Financial Officer of Polaris Inc.